The Sentinel Funds
Class A, Class B, Class C, Class D and Class S

Supplement dated December 30, 2008 to the Prospectus
dated March 28, 2008 as supplemented October 3, 2008

Effective January 1, 2009, the Sentinel U.S. Treasury Money Market Fund will be closed to all new investors, new purchases, and exchanges. Existing Sentinel U.S. Treasury Money Market Fund shareholders will no longer be able to purchase new shares of the Sentinel U.S. Treasury Money Market Fund, and shareholders of other Sentinel Funds will no longer be able to exchange shares of one Fund for shares of the Sentinel U.S.
Treasury Money Market Fund.

In addition, effective January 1, 2009, Sentinel will waive the initial sales charge that would otherwise apply to an exchange from Class A shares in the Sentinel U.S. Treasury Money Market Fund into another Sentinel Fund.
This waiver will expire on January 31, 2009. During this time period, Sentinel U.S. Treasury Money Market
Fund shareholders will be able to exchange Class A shares for Class A shares of another Sentinel Fund without being treated as an initial purchaser of the other fund’s shares.

Effective January 1, 2009, the paragraph under “Buying, Selling, and Transferring Fund Shares—Undesignated
Investment” is deleted and replaced with the following:

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Short Maturity Government Fund without sales charge. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Short Maturity Government Fund at the next net asset value calculated after we accept such direction. Exchange transactions will be subject to any applicable sales load.

Effective January 1, 2009, Sentinel will lower the initial sales charge on new purchases of $999,999 or less of
Class A shares of the Sentinel Short Maturity Government Fund to 1% of the offering price (1.01% of the net amount invested), with a dealer reallowance of 0.75% of the offering price. For sales of $1,000,000 and over there is no sales charge; however, a contingent deferred sales charge (“CDSC”) of 1.00% may apply to redemptions of Class A shares if shares are redeemed in the first eighteen months after purchase where the initial sales charge was zero based on a purchase of $1,000,000 or more. Purchases of less than $1 million must remain in the account for 90 days before they are eligible for an exchange.